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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8 - K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 2, 1999

                                ----------------


                           THE RECOVERY NETWORK, INC.
             (Exact name of registrant as specified in its charter)


          COLORADO                                7812                         39-1731029
(State or other jurisdiction of       (Primary Standard Industrial         (I.R.S. Employer
incorporation or organization)         Classification Code Number)        Identification No.)

                           1411 5th Street, Suite 250
                             Santa Monica, CA 90401
                    (Address of principal executive offices)

Registrant's telephone number including area code                (310)393-3979



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Item 5.  OTHER EVENTS

On February 2, 1999, The Recovery Network (the "Company") announced the retention of G. Howard Associates to advise the company on merger and acquisition strategies, capital raising activities, strategic investment partners and corporate development opportunities.

A press release describing each of these items is attached hereto as Exhibit 29.

In addition, the Company has been informed by the Nasdaq-Amex Market Group that a hearing has been scheduled for March 5, 1999, for the Company to present information as to why its listing on The Nasdaq SmallCap Market should be continued.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a)  Exhibit

             99.     Press Release dated February 2, 1999.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE RECOVERY NETWORK, INC.


Date:  February 3, 1999                 By: /s/ Michael G. Clark
                                            ------------------------------------
                                            Michael G. Clark
                                            Chief Financial Officer and
                                            Corporate Secretary



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                                  EXHIBIT INDEX


      Exhibit No.
      -----------

         99.             Press Release dated February 2, 1999.